   1

--------------------------------------------------------------------------------

                        SECURITY AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 15, 2003

                         National City Auto Receivables
                                  Trust 2002-A
--------------------------------------------------------------------------------
           (Exact names of registrants as specified in its charters)


          Delaware                  333-74756                      N/A
-----------------------------      ------------           ---------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
 of incorporation)                 File Number)            Identification No.)

                              1900 East 9th Street
                              Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code (216) 222-2000
                                                   --------------

                                       N/A

--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

--------------------------------------------------------------------------------

      2

Item 5. Other Events.
        -------------

        For the Payment Date of April 15, 2003, The Bank of New York, as Indenture Trustee, made the monthly payments to the Securityholders in a Payment Date Statement to Securityholders (the "Payment Date Statement to
Securityholders").

Item 7. Financial Statements and Exhibits.
        ----------------------------------

         (a)      Financial statements of businesses acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable

         (c)      Exhibit No. 20

         The following is filed herewith. The exhibit number corresponds with
Item 601 of Regulation S-K.

    Exhibit No.                                 Description
    -----------                                 -----------

         20                   Payment Date Statement to Securityholders

      3
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY BANK, as Trust,
                                        Administrator

                                        By: /s/ Robert B. Crowl
                                          -------------------------------------
                                          Name: Robert B. Crowl
                                          Title:  Senior Vice President



Dated: April 18, 2003

      4

                                 Exhibit Index
                                 -------------

Exhibit
-------
20         Payment Date Statement to Securityholders